UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2007

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(Date of earliest event reported)

China VoIP & Digital Telecom Inc.

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(Exact name of registrant as specified in its charter)

            Nevada                   333-131017                98-0509797

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

2470 St.Rose Pkwy, Suite 304, Henderson, NV 89074

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(Address of principal offices, including Zip Code)

(506) 872-4033

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(Registrant's telephone number, including area code)

Crawford Lake Mining Inc.

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(Former name or Former Address, if Changed Since Last Report)

SECTION 5 – Coporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As a result of the merger of Jinan Yinquan Technology Co Ltd. and China VoIP & Digital Telecom Inc., in 2006, the Registrant has adopted December 31 as its fiscal year end.

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On March 19, 2007, the Registrant issued a press release announcing that the Registrant’s Subsidiary has entered into a cooperative arrangement to introduce its products and services to the Anhui Province of China, a copy of the Press Release is attached as Exhibit 99.1.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Releases March 19,  2007, a copy of which is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1

Press Release of Registrant dated March 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China VoIP & Digital Telecom Inc.

By: /s/ Li Kunwu

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  President and CEO

Date:  March 19, 2007